UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 15, 2021

(Date of Report/Date of earliest event reported)

COVANTA HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-06732	95-6021257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 South Street

Morristown, New Jersey

07960

(Address and zip code of principal executive offices)

(862) 345-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.10 Per Share	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On October 15, 2021, the Company issued a press release announcing that the requisite consents have been received from the holders of (i) Niagara Area Development Corporation’s Series 2018A Bonds (CUSIP No. 653542 AC4) and Series 2018B Bonds (CUSIP No. 653542 AD2) (collectively, the “NY Bonds”), (ii) National Finance Authority’s Series 2020A Bonds (CUSIP No. 63607Y AH3) and Series 2020B Bonds (CUSIP No. 63607Y AJ9) (collectively, the “NH 2020 Bonds”), (iii) National Finance Authority’s Series 2018A Bonds (CUSIP No. 63607Y AA8), Series 2018B Bonds (CUSIP No. 63607Y AB6), Series 2018C Bonds (CUSIP No. 63607Y AC4) (collectively, the “NH 2018 Bonds”), (iv) Pennsylvania Economic Development Financing Authority’s Series 2019A Bonds (CUSIP No. 708692 BQ0) (the “PA Bonds”) and (v) Virginia Small Business Financing Authority’s Series 2018A-1 Bonds (CUSIP No. 928106 AQ6) (the “VA Bonds” and, together with the NY Bonds, the NH 2020 Bonds, the NH 2018 Bonds, the “Bonds”) to amend the terms of the applicable loan agreements relating to the Bonds and/or the indenture pursuant to which the NY Bonds were issued. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated as of October 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Thomas L. Kenyon
Name:	Thomas L. Kenyon
Title:	Executive Vice President, General Counsel and Secretary

Date: October 15, 2021